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                         REGISTRATION RIGHTS AGREEMENT

                           Dated as of June 30, 1999

                                By and Between

                     DIPLOMAT DIRECT MARKETING CORPORATION

                                      and

                            TADEO E-COMMERCE CORP.


         This Registration Rights Agreement (this "Agreement") is made and entered into as of June 30, 1999, by and between DIPLOMAT DIRECT MARKETING CORPORATION a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Company"), and TADEO E-COMMERCE CORP., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the "Investor").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of June 30, 1999, by and among the Company, Tadeo Holdings, Inc. and the Investor (the "Securities Agreement"). The Company has agreed to provide the Investor the registration rights with respect to the Registerable Securities, as defined and set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing of the Securities Purchase Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them as set forth in the Securities Purchase Agreement.

         The parties hereby agree as follows:

1.       Securities Subject to this Agreement

         (a) Definitions. The term "Registerable Securities" means both the Conversion Shares and the Company Exchange Shares as defined in the Securities Purchase Agreement, as well as any shares of Company Common Stock issued as dividends by the Company under the terms of Section 4.1(iii) of the Amendment. The term "1933 Act" means the securities Act of 1933, as amended. The term "1934 Act" means the Securities Exchange Act of 1934, as amended. The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.
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         (b) Restricted Securities. The Conversion Shares are "restricted securities", as that term is defined in Rule 144 promulgated under the 1933 Act (the "Restricted Securities"). For the purposes of this Agreement, any Registerable Security will cease to be a Restricted Security when (i) a registration statement covering such Restricted Security has been declared effective by the United States Securities and Exchange Commission (the "Commission"), and the Restricted Security has been disposed of pursuant to such effective registration statement; (ii) it can be distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act; or (iii) it is exchanged (without additional cost, expense or tax liability to the Investor) for an identical or substantially identical security which is or has been registered under the 1933 Act or may be sold and disposed of without an effective registration statement under the 1933 Act.

         (c) Registerable Securities. As to any particular Registerable Security, such security will cease to be a Registerable Security when it ceases to be a Restricted Security.

         (d) Holders of Registerable Securities. A Person is deemed to be a holder of Registerable Securities whenever such Person owns Registerable Securities or has a right to acquire such Registerable Securities, whether or not such acquisition has actually been effected; provided, that in no event will any Registerable Security be deemed to be owned by more than one Person.

         (e) Stock Splits, Dividends, etc. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or of any successor company which may be received by the Investor by virtue of its ownership of Registerable Securities.

2.       Required Registration

         (a) Demand Registration. (i) If the Company is then eligible to file with the SEC a registration statement on Form S-3, the Company agrees to file within 30 days of the written request of Investor, and (ii) if the Company is not then eligible to file with the SEC a registration statement on Form S-3 the Company agrees to file within 60 days of the written request of Investor, one "shelf" registration statement on any appropriate form pursuant to Rule 415 under the 1933 Act and/or any similar rule that may be adopted by the SEC with respect to the Registerable Securities (the "Shelf Registration"). The Company agrees to use its best efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing, and to keep the Shelf Registration continuously effective (x) for a period of three (3) years in the case of subprovision (i) above and (y) for a period of nine (9) months in the case of subprovision (ii) above, in either case with respect to the Conversion Shares (or, if for any reason the effectiveness of the Shelf Registration is suspended, such period shall be extended by the aggregate number of days of each such suspension), following the date on which the Shelf Registration is declared effective; provided, however, that the effectiveness of the Shelf Registration may be terminated earlier with respect to any issue of securities if and to the extent that none of the securities of such issue registered therein are Restricted Securities or are outstanding.


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         The Company further agrees if necessary, to supplement or amend any
Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the 1933 Act or the rules and regulations thereunder, and the Company agrees to furnish to the holders of Registerable Securities copies of any such supplement or amendment prior to its being used and/or filed with the SEC. The Company agrees to pay all of its Registration Expenses (as hereinafter defined) in connection with the Shelf Registration, whether or not it becomes effective.

         The holders of the Registerable Securities to be registered shall pay, pro rata, all underwriting discounts and commissions or placement fees of any investment banker or bankers and/or manager or managers used in connection with the sale of their Registerable Securities pursuant to the Registration Statement.

(b)      Piggy-Back Registration

         (i) Other than with respect to the Company's registration statement on Form S-1 which is filed on or before June 15, 1999, in the event that the Company proposes to register any shares of its common stock, $.0001 par value (the "Common Stock"), under the 1933 Act, other than (i) pursuant to a registration statement on Forms S-4 or S-8 or any successor to such Forms and
(ii) other than pursuant to Section 2(a) above, for the purpose of the sale of Common Stock by the Company for its own account, or of Common Stock owned by any present or future holder of Common Stock, or any other obligation of the Company to register securities on Form S-1, S-2 or S-3, or any successor to such Forms, the Company shall mail or deliver to all holders of Registerable Securities, at least 10 days prior to the filing with the SEC of the registration statement covering such Common Stock, a written notice (a "Registration Notice") of its intention so to register such Common Stock.

         (ii) In the event that a Registration Notice shall have been so mailed or delivered, each holder of Registerable Securities may elect to include in such registration statement such percentage of its Registerable Securities as equals the percentage derived by adding all of the shares of Common Stock registered on behalf of each of the holders on whose behalf such registration statement is being filed (excluding the holders of Registerable Securities) and dividing such number by the total number of shares of Common Stock owned by such holders (excluding the holders of Registerable Securities). To the extent that a holder of Registerable Securities chooses to include such Registerable Securities as it is entitled to include pursuant to the preceding sentence such holder shall mail or deliver to the Company, a written notice (a "Supplemental Notice") (A) specifying the number of shares of Registerable Securities proposed to be sold or otherwise transferred by such holder, (B) describing the proposed manner of sale or other transfer thereof under the Securities Act; provided, however, that such Supplemental Notice shall be so mailed or delivered by such holder not more than 5 days after the date of delivery to such holder of a Registration Notice.


3. Holdback Agreement; Restrictions on Public Sale by Holders of Registerable Securities.


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         In connection with the piggyback registration statement referred to in Section 2 above, to the extent not inconsistent with applicable law, each holder of Registerable Securities whose securities are included in such registration statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 Business Days prior to, and for such period of time following the effective date not to exceed a 9-month period as the Company or any managing underwriter of an offering of securities subject to such piggyback registration may specify, if and to the extent timely notified of such restriction in writing by the Company, in the case of a non-underwritten public offering, or by the managing underwriter or underwriters, in the case of an underwritten public offering, and the Company or such underwriter(s) provide a written opinion to the effect that earlier sale of the Registerable Securities would materially, adversely affect the Company's primary offering of securities.

4.       Registration Expenses

         Subject to the limitation on expenses provided in Section 2, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and/or The NASDAQ Stock Market ("NASDAQ"), as may be required by the rules and regulations of the NASD or NASDAQ, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registerable Securities in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registerable Securities), messenger and delivery expenses, internal expenses (including, without limitation, all, salaries and expenses of their officers and employees performing legal or accounting duties), fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses include any underwriting discounts, commissions or fees attributable to the sale of the Registerable Securities.


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5.       Further Obligations of the Company

         (a) The Company shall, as soon as reasonably possible, use its best efforts to register and qualify the Registrable Securities covered by any registration statement described herein under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to such service in such jurisdiction and except as may be required by the 1933 Act.

         (b) The Company shall as soon, as reasonably possible, furnish to the Investor (or one broker or agent designated by the Investor) such numbers of copies of a prospectus in conformity with the requirement of the 1933 Act, and such other documents as the Investor may reasonably request in order to facilitate the resale or other disposition of the Registerable Securities owned by them.

         (c) Prior to filing any registration statement pursuant to this Agreement, the Company shall provide a draft of the registration statement to the Investor and its counsel within 10 days prior to filing, and the Company shall use commercially reasonable efforts to include the comments of the Investor and its counsel in the registration statement.

6.       Indemnification: Contribution

         (a) Indemnification by the Company. The Company agrees to indemnify each holder of Registerable Securities, its general partners, general partners of the general partner, limited partners, officers, directors, employees and agents and each Person who controls such holder (within the meaning of the 1933 Act), against all losses, damages, liabilities (joint or several) and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as the same are contained in any information with respect to such holder furnished in writing to the Company by such holder expressly for use therein or any violation by the Company of the 1933 Act, 1934 Act, or the rules promulgated thereunder that does not result from conduct by the Persons indemnifiable by the Company under this Section 6(a). The Company also agrees to reimburse each such holder and each such officer, director, partner and controlling Person for any legal or other expenses reasonably incurred by such holder or such officer, director, partner or controlling person in connection with investigating or defending any such loss, damage, liability or action to the extent that the same are not incurred in connection with the proviso of the preceding sentence.

         (b) Indemnification by Holders of Registerable Securities. In connection with any registration statement in which a holder of Registerable Securities is participating, each such holder will furnish to the Company in writing, such information and affidavits with respect to


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such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, the directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Act), and any investment advisor thereof or agent therefor against any losses, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information or affidavit with respect to such holder so furnished in writing by such holder specifically for inclusion therein or resulting from the violation of applicable securities laws by such holder or its agents in connection with the sale of the Registerable Securities.

         (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding against such person or investigation thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim which would not permit the same counsel to represent the indemnifying and indemnified parties, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim (including as the result of a conflict of interest which, in the reasonable judgment of counsel to such indemnified party, does not permit the same counsel to represent the indemnified and indemnifying parties), it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim other than counsel to the indemnifying party. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent. The failure of any indemnified party to give such notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement unless, and only to the extent that, the failure of the indemnified party to give such notice is
(i) deliberate and wilful and (ii) results in actual harm to the indemnifying party.

         (d) Contribution. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, damages, liabilities or expenses referred to therein by reason other than that set forth in the exception in the first sentence of
Section 6(a) hereof and Section 6(b) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, damages, liabilities or expenses, as well as any other relevant equitable considerations.


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The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

         In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of a holder of Registerable Securities differs from a provision in this Section 6, such provision in the underwriting agreement shall determine such holder's rights in respect thereof.

7.       Participation in Underwritten Registrations.

         The Investor may not participate in any underwritten registration with respect to the Registerable Securities unless it (a) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (including applicable "lock-up" arrangements described in Section 3 of this Agreement) and (b) agrees to pay its pro rata portion of all underwriting discounts, commissions and fees.

8.       Rule 144

         The Company covenants that it will file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will make publicly available such information including information required by Rule 15c2-11 promulgated under the 1934 Act as will enable the holders of Registerable Securities to sell any Registerable Securities held by them without registration as described in this Section 8); and it will take such further action as any holder of Registerable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registerable Securities without registration under the 1933 Act within the


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limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any holder of Registerable Securities, the Company will deliver to such holder a written statement as to filings made by the Company with the SEC.

9.       Miscellaneous

         (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the then outstanding Registerable Securities affected by such amendment, modification, supplement, waiver or departure.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made by hand delivery, facsimile (with confirmation back), nationally recognized overnight courier, or registered first-class mail:

         (i) if to a holder of Registerable Securities, at the most current address, and with a copy to be sent to each additional address given by such holder to the Company, in writing, with a copy to each of such holder's (i) litigation counsel and (ii) securities counsel which current information is as follows:

         With a copy to:

         Tadeo E-Commerce Corp.
         5 Hanover Square
         New York, NY  10004
         Attention:  Damon Testaverde, President

         Nixon, Hargrave, Devans & Doyle LLP
         437 Madison Avenue
         New York, New York 10022
         Attention: Peter W. Rothberg, Esq.
         Telephone #: 212-940-3000
         Facsimile: 212-940-3111


         (ii) if to the Company at:

         Diplomat Direct Marketing Corporation
         414 Alfred Avenue
         Teaneck, NJ  07666
         Attention: Warren Golden, President

         With a copy to:


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

         Gersten Savage & Kaplowitz LLP
         101 East 52nd Street
         New York, New York 10022
         Telephone #: (212) 752-9700
         Facsimile #: (212) 980-5192

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, upon receipt if delivered by facsimile, one-day after delivery to overnight courier priority delivery, or five Business Days after being deposited in the mail, postage prepaid, if mailed.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that jurisdiction. The parties hereto agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

         (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registerable Securities shall be enforceable to the fullest extent permitted by law.

         (h) Entire Agreement. This Agreement, together with the Purchase Agreement the Warrant and the Settlement Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement (including the exhibits and schedules thereto) supersede all prior agreements, negotiations, and understandings between the parties with respect to such subject matter.

         (i) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is successfully asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                           DIPLOMAT DIRECT MARKETING
                             CORPORATION


                           By: /s/ WARREN H. GOLDEN


                           THE INVESTOR:

                           TADEO E-COMMERCE CORP.


                           By: /s/ DAMON TESTAVERDE
                               Name:  Damon Testaverde
                               Title: President


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